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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NIKU CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIKU CORPORATION

May 29, 2001

Dear Niku Stockholder:

    We cordially invite you to attend our 2001 Annual Meeting of Stockholders, which will be held at our headquarters at 305 Main Street, Redwood City, California 94063 on June 27, 2001 at 1:00 p.m., Pacific Time.

    At this year's Annual Meeting, stockholders will be asked to elect two directors and ratify our independent auditors. Additional information about the matters to be acted upon at the Annual Meeting is given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

    Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by mailing a completed proxy card or in person at the Annual Meeting. Voting your proxy will ensure your representation at the Annual Meeting.

    I urge you to carefully review the proxy materials and to vote FOR the director nominees and the ratification of the independent auditors.

    I hope to see you at the June 27, 2001 Annual Meeting.

Sincerely,

Farzad Dibachi
 Chief Executive Officer and Chairman of the Board

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

    Our 2001 Annual Meeting of Stockholders will be held on Wednesday, June 27, 2001 at 1:00 p.m., Pacific Time, at our headquarters at 305 Main Street, Redwood City, California 94063 to conduct the following items of business:

  1.
  To elect two Class I directors, each to serve for a three-year term. At the meeting, our board of directors intends to present the following nominees for election as Class I directors:

  Farzad Dibachi
  Frank Gill

  2.
  To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year ending on January 26, 2002; and

  3.
  To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

    These items of business are more fully described in the attached proxy statement. Only stockholders who owned shares of our stock at the close of business on Friday, May 11, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

    Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. For specific instructions, please refer to the information provided with your proxy card.

                      By Order of the Board of Directors

                      Farzad Dibachi
                       Chief Executive Officer and Chairman of the Board

Redwood City, California
May 29, 2001

PROXY STATEMENT
TABLE OF CONTENTS

GENERAL INFORMATION
Record Date; Quorum	1
Voting Procedures	1
Methods of Voting	1
Adjournment of Meeting	2
Revoking Your Proxy	2
Votes Required for the Proposal	2
Broker Non-Votes	2
Voting Confidentiality	3
Voting Results	3
Proxy Solicitation Costs	3
PROPOSAL #1—ELECTION OF DIRECTORS
Board Composition	3
Nominees	3
Directors	4
Board Committees	4
Board and Committee Meetings	5
Compensation of Directors	5
PROPOSAL #2—RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS	6
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
EXECUTIVE COMPENSATION AND RELATED MATTERS
Summary Compensation	8
Option Grants in Fiscal 2001	9
Options Exercised in Fiscal 2001	9
AUDIT COMMITTEE REPORT	10
Audit and Related Fees	11
COMPENSATION COMMITTEE REPORT	11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	13
STOCK PERFORMANCE GRAPH	13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14
OTHER INFORMATION	14
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	14
STOCKHOLDER PROPOSALS	15
OTHER BUSINESS	15
Appendix A—Audit Committee Charter	16

PROXY STATEMENT

GENERAL INFORMATION

    The enclosed proxy is solicited on behalf of the board of directors of Niku Corporation, a Delaware corporation. This proxy is for use at our 2001 Annual Meeting of Stockholders to be held at 1:00 p.m. Pacific Time, on Wednesday, June 27, 2001 at our headquarters at 305 Main Street, Redwood City, California 94063.

    This proxy statement contains important information regarding our 2001 Annual Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

    A number of abbreviations are used in this proxy statement. The term "proxy materials" includes this proxy statement, the enclosed proxy card and the 2001 Annual Report on Form 10-K for fiscal 2001. References to "fiscal 2001" mean our 2001 fiscal year that began on January 30, 2000 and ended on January 27, 2001. Our 2001 Annual Meeting of Stockholders is referred to as "the meeting."

    The proxy materials were first mailed to stockholders on or about May 29, 2001.

Record Date; Quorum

    Only holders of record of our common stock at the close of business on the record date, May 11, 2001, are entitled to notice of and to vote at the meeting. On the record date, there were 76,553,036 shares of our common stock issued and outstanding.

    A quorum, which is a majority of the shares outstanding as of the record date, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the meeting, they will be counted as present for the purpose of determining a quorum.

Voting Procedures

    As our stockholder, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following sections entitled "Proposal #1" and "Proposal #2." Each share of our common stock you own entitles you to one vote. You may vote by mail or in person at the meeting.

Methods of Voting

    Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted for the nominees for director, ratification of independent auditors and in the discretion of the proxies (as defined below) as to other matters that may properly come before the meeting.

    Voting by Mail.  By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

    Voting in Person at the Meeting.  If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting.

    If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

    If you own shares under the Employees' Stock Purchase Plan and do not vote, your shares will be voted in accordance with normal brokerage industry practices, as described in this proxy statement under the section entitled "Broker Non-Votes."

Adjournment of Meeting

    If we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Revoking Your Proxy

    You may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

  •
  sign and return another proxy with a later date;

  •
  provide written notice of the revocation to Niku's Secretary; or

  •
  attend the meeting and vote in person.

Votes Required for the Proposal

    The vote required and method of calculation for the proposals to be considered at the meeting is as follows. Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Negative votes will not affect the outcome of the election of directors. You may vote "for" the nominees for the election of directors or you may "withhold" your vote with respect to one or more nominees. If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal. Approval of the selection of KPMG LLP as our independent auditors for fiscal 2002 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on either of the proposals except to the extent broker non-votes are counted as present for the purpose of determining a quorum.

Broker Non-Votes

    If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as "broker non-votes") on certain routine matters. The proposal to elect directors and ratification of independent auditors should be treated as routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on these routine matters. To the extent your brokerage firm votes shares on your behalf on this proposal, your shares will be counted as present for the purpose of determining a quorum.

Voting Confidentiality

    Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

    Final voting results will be announced at the meeting and will be published in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2002 filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

  •
  visiting our website at www.niku.com; or

  •
  viewing our Form 10-Q for the second quarter of fiscal 2002 on the SEC's website at www.sec.gov.

Proxy Solicitation Costs

    We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. We have hired Computer Investor Communications, Inc. to assist in the distribution and solicitation of proxies. In addition to the estimated proxy solicitation cost of $8,000 plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

PROPOSAL #1
ELECTION OF DIRECTORS

Board Composition

    Our bylaws currently provide for a board of directors consisting of six members divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term. The board currently consists of five directors. A director serves in office until his respective successor is duly elected and qualified or until his earlier resignation, death or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

    Two Class I directors are to be elected at the meeting for a three-year term ending in 2004. The Class I directors initially consisted of Michael Brooks and Farzad Dibachi. Mr. Brooks resigned during fiscal 2001 and was replaced by Frank Gill in March 2000. The board has nominated Mr. Dibachi and Mr. Gill for election as the Class I directors. Shares represented by the accompanying proxy will be voted "for" the election of the two nominees recommended by the board unless the proxy is marked to withhold authority to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director.

Nominees

    Nominees for Class I directors are Farzad Dibachi and Frank Gill. Mr. Dibachi is our founder and our Chief Executive Officer and Chairman of the Board. Frank Gill joined our board of directors in March 2000, replacing Michael Brooks.

    Additional information and a brief biography of each nominee and director are set forth below.

    Farzad Dibachi (age 37) has served as our chief executive officer and chairman of the board of directors since he co-founded Niku in January 1998. From October 1995 to August 1997, Mr. Dibachi was a co-founder and president and chief executive officer of Diba, Inc., an information appliance software company, until it was sold to Sun Microsystems, Inc. in August 1997. From June 1994 to October 1995, he served as senior vice president, new media division for Oracle Corporation. From June 1993 to June 1994, he was vice president, marketing for Oracle's tools division and senior director of product development in Oracle's desktop products division. Mr. Dibachi holds a B.S. in mechanical engineering and a B.A. in computer science from San Jose State University. Mr. Dibachi is married to Rhonda Dibachi, our executive vice president of planning and strategy.

    Frank Gill (age 57) has been a director of Niku since March 2000. Until his retirement in 1998, Mr. Gill worked at Intel Corporation for 23 years, serving most recently as executive vice president. While at Intel, he led the sales and marketing group until 1990, the system group until 1995, and the Internet and communications group until 1998. Mr. Gill currently is a private investor and serves as a director of Inktomi, Inc., Tektronix, Inc. and several private technology companies. He holds a BSEE from the University of California at Davis.

Directors

    Our current directors are as follows, excluding nominees for the election of Class I director. The Class II directors, Messrs. Raduchel and Webb, will stand for reelection at the 2002 annual meeting of stockholders. The Class III directors initially consisted of Mr. John Chen and Mr. Terence Garnett. Mr. Garnett will stand for reelection at the 2003 annual meeting of stockholders. Mr. Chen resigned from the board of directors during fiscal 2001.

    Terence Garnett (age 43) has been a director of Niku since February 1998. Mr. Garnett has been a managing director of Garnett Capital since January 2000. Before joining Garnett Capital, from April 1995 to December 1999, Mr. Garnett was a venture partner of Venrock Associates, a venture capital firm. From August 1994 to April 1995, Mr. Garnett was a private investor. From October 1991 to August 1994, he was senior vice president of worldwide marketing and business development and senior vice president of the new media division at Oracle. He also serves as a director of CrossWorlds Software, Inc. and several private companies. Mr. Garnett holds a B.S. from the University of California, Berkeley and an M.B.A. from Stanford Graduate School of Business.

    William Raduchel (age 54) has been a director of Niku since January 1999. Mr. Raduchel has been an executive vice president and chief technology officer of AOL Time Warner, Inc. since January 2001. From September 1999 to December 2000, Mr. Raduchel was senior vice president and chief technology officer of America Online, Inc. From January 1998 to September 1999, he was the chief strategy officer at Sun Microsystems. From July 1991 to January 1998, he served variously as vice president of corporate planning and development, chief financial officer, acting vice president of human resources and chief information officer at Sun Microsystems. Mr. Raduchel also serves as a director of MIH Limited, OpenTV, Inc. and Chordiant Software, Inc. Mr. Raduchel holds a B.A. in economics from Michigan State University and a M.A. and Ph.D. in economics from Harvard University.

    Maynard Webb (age 45) has been a director of Niku since April 1998. Mr. Webb has been the president of eBay Technology, a division of eBay, Inc., since August 1999. Before joining eBay, he was senior vice president and chief information officer at Gateway 2000, Inc. from July 1998 to August 1999. From April 1995 to July 1998, he was vice president and chief information officer at Bay Networks, Inc. Mr. Webb also serves as a director of Extensity, Inc. and FusionOne. Mr. Webb holds a B.A. in criminal justice from Florida Atlantic University.

Board Committees

    Our board of directors has the following committees:

    Compensation Committee.  The current members of our compensation committee are Messrs. Gill and Webb. The compensation committee reviews and makes recommendations to our board concerning salaries and incentive compensation for the executive officers named in the proxy statement. The compensation committee also administers our stock plans.

    Audit Committee.  The current members of our audit committee are Messrs. Garnett, Gill and Raduchel. The audit committee reviews and monitors our financial statements and accounting practices, makes recommendations to our board regarding the selection of independent auditors and reviews the results and scope of the audit and other services provided by our independent auditors. All current members of the audit committee are independent as defined in the Nasdaq rules.

    Transaction Committee.  The current members of our transaction committee are Messrs. Dibachi and Garnett. Subject to certain limitations, our transaction committee will review and authorize acquisitions of or mergers with other companies, investments in other companies or businesses, the incurrence of debt, bank financing or equipment lease financing and other financing transactions.

Board and Committee Meetings

    The board of directors met four times, including telephone conference meetings, and there were 30 actions by unanimous written consent of the board of directors in fiscal 2001. The compensation committee met five times during fiscal 2001. The audit committee met eight times during fiscal 2001. During fiscal 2001, each current director attended at least 75% of all board and applicable committee meetings combined during the period for which he was a director or committee member, respectively. The board does not have a nominating committee or a committee that serves a similar function.

Compensation of Directors

    Our non-employee directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending board and board committee meetings. Prior to the adoption of our 2000 Equity Incentive Plan in December 1999, our directors were granted stock options under the 1998 Stock Option Plan. In March 1998, we granted John Chen an option to purchase 100,000 shares of our common stock at an exercise price of $0.10 per share. Mr. Chen resigned from the board of directors in November 2000 and we canceled the unvested portion of this option, which equaled 13,889 shares. In April 1998, we granted Maynard Webb an option to purchase 100,000 shares of our common stock at an exercise price of $0.10 per share. In January 1999, we granted William Raduchel an option to purchase 100,000 shares of our common stock at an exercise price of $0.10 per share. In February 2000, we granted Frank Gill options to purchase 933 and 1,867 shares of our common stock at an exercise price of $4.29 and $6.43 per share, respectively. In June 2000, we granted Frank Gill an option to purchase 75,000 shares of our common stock at an exercise price $25.00 per share. In December 2000, we granted each of Messrs. Gill, Webb and Raduchel an option to purchase 25,000 shares of our common stock at an exercise price of $11.56 per share. In December 2000, we granted Terence Garnett an option to purchase 75,000 shares of our common stock at an exercise price of $11.56 per share.

    The options granted under the 2000 Equity Incentive Plan to non-employee directors are automatic and nondiscretionary, and the exercise price of the options is the fair market value of the common stock on the date of grant. Each non-employee director who becomes a member of the board will automatically be granted an option to purchase 50,000 shares of our common stock as of the date that director joins the board. Immediately following each annual meeting of our stockholders, each non-employee director will automatically be granted an additional option to purchase 25,000 shares of our common stock if the non-employee director has served continuously as a member of our board for at least twelve months since the date of the initial option grant to that non-employee director. All options to be granted to each eligible non-employee director will have an exercise price equal to the fair market value of our common stock on the date of grant. The board of directors may make discretionary supplemental grants to an eligible director who has served for less than one year from the date of such director's initial grant. The option will have a ten-year term following such date and will terminate three months following the date the director ceases to be a director or a consultant or 12 months following such date if the termination is due to death or disability. All options granted to non-employee directors will vest over three years, at a rate of 2.778% of the total shares on each monthly anniversary of the grant, so long as the non-employee director remains a director or consultant. In the event of our dissolution or liquidation or a change in control transaction, options granted to our non-employee directors under the plan will become 100% vested and exercisable in full.

The board of directors recommends a vote FOR the election of each of the nominees.

PROPOSAL #2
RATIFICATION OF INDEPENDENT AUDITORS

    The board of directors has selected KPMG LLP as our independent auditors for fiscal 2002 and urges stockholders to vote for ratification of KPMG's appointment. Ratification of the selection of KPMG by stockholders ratification is not required by our bylaws. However, as a matter of good corporate practice, the board is submitting the selection of KPMG for stockholder approval. KPMG has audited our financial statements for the fiscal years ended January 31, 2001, 2000 and 1999. Though KPMG's appointment may have been ratified, at its discretion, the board may appoint a new independent accounting firm if it feels that such a change would be in the best interests of Niku and its stockholders. We expect a representative of KPMG to be present at the meeting who will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The board of directors recommends a vote FOR the ratification of the selection of KPMG LLP.

OTHER MATTERS

    Other than the election of directors and ratification of the independent auditors, our board of directors does not intend to bring any other matters to be voted on at the meeting. Our board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxies will have discretion to vote your shares on such matters to the extent authorized in applicable regulations under the Securities Exchange Act of 1934, as amended.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table indicates how much common stock is beneficially owned as of April 1, 2001 by: (a) each person or entity known by us to beneficially own 5% or more of our common stock; (b) each of the directors and the nominees; (c) our chief executive officer and each of the next four most highly compensated executive officers; and (d) all directors and executive officers as a group.

    The percentage of beneficial ownership for the table is based on 76,724,553 shares of our common stock outstanding as of April 1, 2001. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each entity or person listed below maintains a mailing address of c/o Niku Corporation, 305 Main Street, Redwood City, California 94063.

    Beneficial ownership is determined under the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has the right to acquire within 60 days after April 1, 2001, through the exercise of any option. However, the percentage ownership of the common stock is based on the assumption, as required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options into shares of our common stock.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage Beneficially Owned
Farzad and Rhonda Dibachi(1)	11,620,732	15.15%
Vector Capital Partners II, L.P.(2) 465 Montgomery Street, 19th Floor San Francisco, CA 94104	6,226,196	8.11%
Terence Garnett(3)	4,729,022	6.16%
Joshua Pickus(4)	1,330,956	1.73%
Maynard Webb(5)	532,770	*
William Raduchel(6)	387,065	*
Mark Nelson(7)	372,156	*
Richard LaBarbera(8)	201,526	*
Frank Gill(9)	134,614	*
All directors and executive officers as a group (9 persons)(10)	19,308,841	25.17%

*
Less than 1%

(1)
Represents 9,922,380 shares held by the Dibachi Family Trust UDT, 1,415,714 shares held by Florence V, LLC and 282,638 shares subject to options exercisable within 60 days of April 1, 2001. This number excludes 500,000 shares held by Franklin David Dibachi Trust, over which Mr. and Mrs. Dibachi do not possess any voting or dispositive power and of which Mr. and Mrs. Dibachi disclaim any economic interest or beneficial ownership. Mr. and Mrs. Dibachi disclaim beneficial ownership of shares held by Florence V, LLC except to the extent of their percentage interest. Mr. and Mrs. Dibachi do not exercise any voting or investment control over Florence V, LLC and do not participate in any decision to buy or sell stock by Florence V, LLC.

(2)
Represents 5,354,528 shares held by Vector Capital II, L.P., 209,823 shares held by Vector Entrepreneur Fund II, L.P. and 661,845 shares held by Vector Member Fund II, L.P. Vector Capital Partners II, L.L.C. is the general partner of Vector Capital II L.P., Vector Entrepreneur Fund II, L.P. and Vector Member Fund II, L.P. and may be deemed to have sole power to vote these shares.

(3)
Represents 4,643,229 shares held by the Garnett Family Trust, 75,377 shares held by Mr. Garnett and 10,416 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Garnett. This number excludes 1,200,000 shares held by the Garnett Children's Trust UTA over which Mr. Garnett does not possess any voting or dispositive power and of which Mr. Garnett disclaims any economic interest or beneficial ownership.

(4)
Represents 1,197,394 shares held by the Pickus Family Trust and 100,000 shares held by the Pickus Family Irrevocable Trust and 33,562 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Pickus. Mr. Pickus disclaims beneficial ownership of shares held by Pickus Family Irrevocable Trust.

(5)
Represents 490,681 shares held by the Webb Family Trust and 42,089 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Webb.

(6)
Represents 305,380 shares held by the William J. Raduchel Revocable Trust and 81,685 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Raduchel.

(7)
Represents 356,531 shares held by Mark Nelson and 15,625 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Nelson.

(8)
Represents 2,500 shares held by Richard LaBarbera and 199,026 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. LaBarbera.

(9)
Represents 56,142 shares held by Frank Gill and 78,472 shares subject to options exercisable within 60 days of April 1, 2001 held by Mr. Gill.

(10)
Represents 18,565,328 shares held by all directors and executive officers as a group and 743,513 shares subject to options exercisable within 60 days of April 1, 2001 held by all directors and executive officers as a group.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary Compensation

    The following table shows compensation information during each of our last three fiscal years for our Chief Executive Officer and our four other most highly compensated executive officers.

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)			Securities Underlying Options (#)		LTIP Payouts $		All Other Compensation $
Farzad Dibachi Chief Executive Officer and Chairman of the Board	2001 2000 1999	$347,756 180,000 172,769	$	— 180,000 —	$	— — —	$	— — —		200,000 — —		$	— — —	$	— — —
Joshua Pickus President, Worldwide Business Relations and Chief Financial Officer	2001 2000 1999	298,077 75,000 —		100,000 25,000 —		— — —		— 1,250,000 —	(1)	229 — —	(3)		— — —		— — —
Mark Nelson Former Chief Financial Officer	2001 2000 1999	198,718 93,974 —		— 45,000 —		— — —		— 350,000 —	(2)	50,000 — —			— — —		— — —
Rhonda Dibachi Executive Vice President of Planning and Strategy	2001 2000 1999	198,718 173,333 101,080		— 100,000 —		— — —		— — —		100,000 — —			— — —		— — —
Richard LaBarbera President, Global Operations	2001 2000 1999	127,566 — —		— — —		— — —		— — —		1,000,000 10,000 —	(4)		— — —		— — —

(1)
In November 1999, Mr. Pickus purchased 1,250,000 shares of our restricted common stock at $1.00 per share. These shares are subject to our right of repurchase that lapses as to 33.33% of the shares upon the first anniversary of the grant date and as to 2.778% of the shares each month after that time. Our right of repurchase lapses as to all of these shares in the event of a change of control.

(2)
In November 1999, Mr. Nelson purchased 350,000 shares of our restricted common stock at $1.00 per share. These shares are subject to our right of repurchase that lapses as to 25% of the shares upon the first anniversary of the grant date and as to 2.083% of the shares each month after that time.

(3)
The option granted to Mr. Pickus was fully vested one year from the date of grant.

(4)
Options granted to Mr. LaBarbera vest as to one-sixth of the shares after six months from the grant date and 2.778% of the shares each month after that time.

Option Grants in Fiscal 2001

    The following table shows all options to acquire shares of our common stock granted to the named executive officers during fiscal 2001.

		Number of Securities Underlying Options Granted (#)
			% of Total Options Granted to Employees in Fiscal Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
Granted	Grant Date				Exercise Price ($/Share)	Expiration Date
							5%	10%
Farzad Dibachi	2/21/00	200,000	1.9%		$11.00	2/20/10	$4,641,357	$8,693,718
Joshua Pickus	4/28/00	229	0.0%		19.94	4/27/10	2,871	7,277
Mark Nelson	2/21/00	50,000	0.5%		11.00	2/20/10	1,160,339	2,173,430
Rhonda Dibachi	2/21/00	100,000	0.9%		11.00	2/20/10	2,320,679	4,346,859
Richard LaBarbera	12/4/00 12/4/00	100,000 900,000	0.9 8.4	% %	1.00 7.63	12/4/10 12/4/10	1,142,032 4,315,789	1,877,729 10,937,058

    The options shown in the above table were granted at an exercise price equal to the fair market value of our common stock on the date of grant and will expire ten years from the date of grant, except for an option granted to Mr. LaBarbera for the purchase of 100,000 shares which was granted at an exercise price below the fair market value of our common stock. Options granted to the above executive officers, except for Mr. LaBarbera and Mr. Pickus, vest as to 25% of the shares after one year from the grant date and 2.083% of the shares each month after that time. Options granted to Mr. LaBarbera vest as to one-sixth of the shares after six months from the grant date and 2.778% of the shares each month after that time. The option granted to Mr. Pickus was fully vested one year from the date of grant. All of these options vest so long as the executive officers remain employed by us. During fiscal 2001, we granted to our employees options to purchase a total of 10,740,093 shares of common stock.

    Potential realizable values are calculated by:

  •
  multiplying the number of shares of common stock subject to a given option by $9.50, which was the closing price per share of our common stock on January 26, 2001, which was the last day of trading for fiscal 2001;

  •
  assuming that the amount derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire ten-year term of the option; and

  •
  subtracting from that result the total option exercise price.

    The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projection of future common stock prices. As of April 30, 2001, the closing price per share of our common stock was $2.41 per share.

Options Exercised in Fiscal 2001

    The following table shows the number of shares acquired and the value realized upon exercise of stock options by the named executive officers during fiscal 2001 and the number and value of options they held as of the end of fiscal 2001. Also reported are values of "in-the-money" options that represent the positive difference between the exercise price of the outstanding stock option and the fair market value of the shares subject to the option at fiscal year end. The fair market value is based on $9.50 per share, which was the closing price of our common stock as reported on the Nasdaq National

Market on January 26, 2001, the last day of trading for fiscal 2001. These values, unlike the amounts in the column entitled "Value Realized," have not been, and may never be, realized.

				Number of Unexercised Options at Fiscal Year End		Value of Unexercised In the Money Options at Fiscal Year End ($)
	Shares Acquired on Exercise (#)
Name		Exercised Price ($)	Value Realized ($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Farzad Dibachi	—	$—	$—	—	200,000	$—	$—
Joshua Pickus	—	—	—	—	229	—	—
Mark Nelson	—	—	—	—	50,000	—	—
Rhonda Dibachi	—	—	—	—	100,000	—	—
Richard LaBarbera	—	—	—	3,750	1,006,250	31,875	2,594,178

*****

    The following pages contains a report issued by our Audit Committee, a report issued by our Compensation Committee relating to executive compensation for fiscal 2001, and a section titled "Stock Performance Graph" containing a stock price performance graph. Stockholders should be aware that under SEC rules, the Audit Committee report, the Compensation Committee report and the stock price performance graph are not considered "filed" with the SEC under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by Niku under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless these sections are specifically referenced. This proxy statement is sent to you as part of the proxy materials for the 2001 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

*****

AUDIT COMMITTEE REPORT

    In the section below, we describe our financial and accounting management policies and practices.

    Composition.  The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A. The members of the Audit Committee are Messrs. Garnett, Gill and Raduchel.

    Responsibilities.  The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent auditors. Management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

    Review with Management and Independent Auditors.  In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

    Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors, KPMG LLP, the firm's independence. The Audit Committee and the Board of Directors also recommended, subject to stockholder approval, the selection of KPMG LLP as independent auditors.

    Summary.  Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 31, 2001, as filed with the Securities and Exchange Commission.

                      Audit Committee:

                      Terence Garnett
                      Frank Gill
                      William Raduchel

Audit and Related Fees

    Audit Fees.  The aggregate fees billed by KPMG LLP for professional services for the audit of our annual consolidated financial statements for fiscal 2001 and the review of the consolidated financial statements included in our Forms 10-Q for fiscal 2001 were $360,000.

    Financial Information Systems Design and Implementation Fees.  The aggregate fees billed by KPMG LLP for financial information systems design and implementation fees for fiscal 2001 were $160,000.

    All Other Fees.  The aggregate fees billed for all other services rendered by KPMG LLP for fiscal 2001 were $3,971,000.

    The Audit Committee has determined that the provision of services rendered above for (a) financial information systems design and implementation fees and (b) all other fees, is compatible with maintaining KPMG LLP's independence.

COMPENSATION COMMITTEE REPORT

    In the section below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of our Chief Executive Officer and the four other most highly compensated executive officers.

    Compensation Philosophy.  In developing our executive compensation policies, our Compensation Committee has relied on two principal objectives: (1) attracting, rewarding and retaining officers, and (2) motivating our officers to achieve short-term and long-term corporate goals that enhance stockholder value. Accordingly, our committee has adopted the following overriding policies:

  •
  pay compensation that is competitive with the practices of other leading high technology companies;
  •
  set challenging performance goals for our officers and provide a short-term incentive through a bonus plan that is based upon achievement of these goals; and
  •
  align the interests of our officers with those of our stockholders by providing a significant long-term incentive in the form of stock options.

    Total Annual Compensation.  Each named executive officer's compensation package may, in one or more years, be comprised of the following three elements: (1) base salary; (2) annual variable performance awards such as bonuses; and (3) long-term equity incentives. We authorize guidelines for officers' target total annual compensation (salary and bonus) after reviewing similar compensation information from companies in the high technology industry.

    Base Compensation.  Salaries for named executive officers for fiscal 2001 were generally determined on an individual basis by evaluating each named executive's scope of responsibility, performance, prior experience and salary history as well as the salaries for similar positions at technology companies in the San Francisco Bay Area that are of comparable size to Niku and with which Niku competes for executive personnel.

    Bonuses.  Target bonuses for each named executive officer is based on his or her potential impact on our operating and financial results and based on market competitive pay practices. Target bonuses for executive officers generally range from 50% to 100% of annual salary. The actual bonus that is paid to each officer depends on the achievement of business unit and corporate objectives and financial performance goals. The business unit objectives we set include both financial and operating goals, including, for example, increasing revenue, reducing loss per share, obtaining leading customers and customer satisfaction. Each year, we adjust the performance goals in light of general business conditions and our corporate strategies for the year. For fiscal 2001, our committee set bonus targets for each executive officer using a compensation philosophy approved by the committee.

    Stock Options.  Our committee strongly believes that stock options motivate our officers to maximize stockholder value and to remain employed with Niku despite a very competitive labor market. Except as specified herein, all Niku stock options have a per share exercise price equal to the fair market value of our common stock on the grant date. The actual value of the equity-based compensation depends entirely on appreciation of our common stock. Stock options have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the options or shares to vest. Substantially all of our full-time employees are granted employee stock options.

    The number of options granted to each named executive officer and the vesting schedule are determined based on a variety of factors, including (1) the executive's position at Niku, (2) his or her individual performance, (3) the number of options the executive already holds, and (4) other factors, including an estimate of the potential value of the options and independent stock compensation survey data. In fiscal 2001, our committee relied upon these factors to approve stock option grants for the named executive officers and other senior officers, and for any other individual grants covering more than 200,000 shares. All other grants were approved by our Chief Executive Officer, Mr. Dibachi, after utilizing guidelines approved by the committee.

    Compensation of Chief Executive Officer.  The board ratified the compensation committee's decision for Mr. Dibachi's cash compensation for fiscal 2001. During fiscal 2001, Mr. Dibachi received a salary of $347,756. No bonus was earned by Mr. Dibachi in fiscal 2001. During fiscal 2001, Mr. Dibachi also received equity-based compensation in the form of an option for the purchase of 200,000 shares of our common stock with an exercise price of $11.00 per share.

    Tax Deductibility of Executive Compensation.  Under Section 162(m) of the Internal Revenue Code, we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only if the compensation is less than $1,000,000 during any fiscal year or is "performance-based" under Section 162(m). Both of our 2000 Equity Incentive Plan and 1998 Stock Option Plan permit our committee to pay compensation that is "performance-based" and thus fully tax-deductible by Niku. Our committee currently intends to continue seeking a tax deduction for all of our executive compensation, to the extent we determine it is in our best interests.

                      Compensation Committee:

                      Frank Gill
                      Maynard Webb

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the compensation committee has at any time since our formation been an officer or employee of ours. None of our executive officers currently serves or in the past has served as a member of the board of directors of compensation committee of any entity that has one or more executive officers serving on our board or compensation committee. Prior to the formation of our compensation committee, all compensation decisions were made by our full board.

STOCK PERFORMANCE GRAPH

    The graph set forth below compares the cumulative total stockholder return on our common stock between February 29, 2000, the date of our initial public offering, and January 31, 2001 with the cumulative total return of (1) the Nasdaq Stock Market Index (the "Nasdaq Index") and (ii) the JP Morgan Hambrecht and Quist Computer Software Index (the "JP Morgan Index"), over the same period. This graph assumes the investment of $100.00 on February 29, 2000 in our common stock, the Nasdaq Index and the JP Morgan Index, and calculates the annual return through January 31, 2001. This graph assumes the reinvestment of dividends, if any. The stock price performance shown in the graph below is based on historical data and does not necessarily indicate future stock price performance.

COMPARISON OF 11 MONTH
CUMULATIVE TOTAL RETURN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Other than the compensation arrangements described in "Compensation of Directors" and "Executive Compensation and Related Information" and the transactions described below, since January 29, 2000, there has not been nor is there currently proposed, any transaction or series of similar transactions required to be disclosed to which we were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

Loans to Executive Officers

    In October 2000, we loaned $500,000 to Richard LaBarbera, our president of global operations. This loan accrues interest at a rate of 6.0% per annum. This loan is forgivable at the discretion of the board of directors and was forgiven in full during the first quarter of fiscal 2002.

    In November 1999, we loaned $200,000 to Joshua Pickus, our president of worldwide business relations and chief financial officer, at a rate of 8.0% per annum and is due on or before November 11, 2002. We forgave $100,000 of the loan as bonus in fiscal 2001. As of January 31, 2001, Mr. Pickus had $100,000 in principal of the loan outstanding.

OTHER INFORMATION

Form 10-K

    We will mail without charge, upon written request, a copy of our annual report on Form 10-K Report for fiscal year ended January 31, 2001, including the financial statements. Requests should be sent to Niku Corporation, 305 Main Street, Redwood City, California 94063, Attn: Investor Relations.

No Incorporation by Reference

    In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the performance graph of this proxy statement, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC.

    This proxy statement is sent to you as part of the proxy materials for the 2001 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and holders of more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Such officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

    SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the fiscal year, all Section 16(a) filing requirements were satisfied on a timely basis, except that Terence Garnett filed a late Form 4 report for a purchase of 10,000 shares of our common stock and Farzad Dibachi filed a late Form 4 report for a sale of 90,000 shares of our common stock held by Florence V, LLC, an entity included in Mr. Dibachi's Form 3, over which he does not exercise any voting or investment control and does not participate in any decision to buy or sell stock.

STOCKHOLDER PROPOSALS

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules and our bylaws. If you want us to consider including a proposal in our proxy statement for our 2002 annual meeting of stockholders, you must deliver a copy of your proposal to our Secretary at our principal executive offices at 305 Main Street, Redwood City, California 94063 no later than January 26, 2002. If you intend to present a proposal at our 2002 annual meeting of stockholders, but you do not intend to have it included in our proxy materials, you must deliver a copy of your proposal to our Secretary at our principal executive offices listed above no later than April 28, 2002 and no earlier than March 29, 2002. If, however, the date of our 2002 annual meeting is more than 30 days before or more than 60 days after the first anniversary of our 2001 annual meeting, your notice of a proposal will be timely if we receive it by the close of business on the 10th day following the day we publicly announce the date of the 2002 annual meeting. If we do not receive your proposal within this time frame, the proxy holders will vote all proxies received for the 2002 annual meeting according to their judgment on all proposals. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a director or to submit a proposal for consideration at an upcoming meeting. In order to submit a proposal for action at a forthcoming meeting, stockholders must comply with the procedural requirements in our bylaws. If you would like a copy of the requirements contained in our bylaws, requests should be sent to Niku Corporation, 305 Main Street, Redwood City, California 94063, Attn: Investor Relations. The bylaws are also on file with the Securities and Exchange Commission.

OTHER BUSINESS

    As of the date of this proxy statement, the board of directors has no knowledge of any business that will be presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

                      By Order of the Board of Directors

                      Farzad Dibachi
                       Chief Executive Officer and Chairman of the Board

Redwood City, California
May 29, 2001

    Whether or not you plan to attend the meeting in person, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Appendix A

NIKU CORPORATION
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

    The Audit Committee (the "Committee"), of the Board of Directors (the "Board") of Niku Corporation (the "Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

    The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers ("NASDAQ"). The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual proxy statement to stockholders. The members of the Committee may designate a Chair by majority vote of the Committee membership.

RESPONSIBILITY

    The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission (the "SEC"), (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

    Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter for activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

    The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee. The Committee is to meet in separate executive sessions with the chief financial officer and the independent accountants at least once each year and at other times when considered appropriate.

    The Corporate Secretary shall maintain minutes of each of its meetings. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the board of directors.

ATTENDANCE

    Committee members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management and representatives of the independent accountants be present at Committee meetings.

COMMUNICATION BETWEEN MEETINGS

    The Chief Financial Officer will communicate with the Committee between meetings as requested. In addition, the Chief Financial Officer will keep the Committee informed of all material matters related to the responsibilities of the Committee which the Chief Financial Officer believes need to be known by the Committee prior to the next regularly scheduled meeting.

    If action by the Committee is deemed to be required, the Chief Financial Officer shall inform the Committee, which is authorized to convene a telephonic meeting of the Committee. Any telephonic meeting of the Committee shall be subject to the same rules as regular meetings.

SPECIFIC DUTIES

    In carrying out its oversight responsibilities, the Committee will:

  1.
  Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

  2.
  Review with the Company's management and independent accountants the Company's accounting and financial reporting controls.

  3.
  Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

  4.
  Review the scope and general extent of the independent accountants' annual audit. The Committee's review should including an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

  5.
  Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

  6.
  Have a predetermined arrangement with the independent accountants that they will advise the Committee and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with the audit committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

  7.
  At the completion of the annual audit, review with management and the independent accountants the following:

  —
  The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders and on Form 10-K.

  —
  Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

  —
  Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have used them to issue a nonstandard report on the Company's financial statements.

  —
  Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

  8.
  After preparation by management and review by the independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every year.

  9.
  Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

  10.
  Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendation.

  11.
  Recommend to the Board the selection, retention or termination of the Company's independent accountants.

  12.
  Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact to the financial statements.

  13.
  Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

  14.
  As the Committee may deem appropriate, obtain, weigh and consider expert advice as to audit committee related files of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

NIKU CORPORATION
Proxy Solicited on Behalf of The Board of Directors
For the 2001 Annual Meeting of Stockholders—June 27, 2001

    The undersigned appoints Farzad Dibachi and Joshua Pickus, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated above, all the Common Stock of Niku Corporation, which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 27, 2001, or at any adjournment or postponement thereof.

    This proxy, when properly executed and returned in a timely manner, unless otherwise marked, will be voted FOR the election of the Board of Directors nominees named, FOR the selection of KPMG LLP as our independent auditors for fiscal 2002 and in accordance with the judgment and in the discretion of the persons named as proxies herein on any other business that may properly come before the annual meeting of stockholders or any adjournment or postponement thereof, to the extent authorized by Rule 14A-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

/*\ FOLD AND DETACH HERE /*\

NIKU CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /*/

1.	Election of Directors
	Nominees: 01 Farzad Dibachi 02 Frank Gill	For All / /	Withhold All / /	For All Except / /
To withhold authority to vote for any individual nominee, strike a line through that nominee's name.
2.	Ratification of appointment of KPMG LLP as independent auditors for fiscal 2002.	For / /	Against / /	Abstain / /

Please sign exactly as your name appears on this proxy. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership. Please date this proxy.

Signature:	Date:

Printed Name:	Address:

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.

/*\ FOLD AND DETACH HERE /*\

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

GENERAL INFORMATION
  Record Date; Quorum
  Voting Procedures
  Methods of Voting
  Adjournment of Meeting
  Revoking Your Proxy
  Votes Required for the Proposal
  Broker Non-Votes
  Voting Confidentiality
  Voting Results
  Proxy Solicitation Costs
PROPOSAL #1 ELECTION OF DIRECTORS
  Board Composition
  Nominees
  Directors
  Board Committees
  Board and Committee Meetings
  Compensation of Directors
PROPOSAL #2 RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED MATTERS
  Summary Compensation
  Option Grants in Fiscal 2001
  Options Exercised in Fiscal 2001
AUDIT COMMITTEE REPORT
  Audit and Related Fees
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
COMPARISON OF 11 MONTH CUMULATIVE TOTAL RETURN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER INFORMATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER BUSINESS
  Appendix A—Audit Committee Charter